UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 18, 2017

ORAMED PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-35813	98-0376008
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Hi-Tech Park 2/4 Givat Ram, PO Box 39098, Jerusalem, Israel	91390
(Address of Principal Executive Offices)	(Zip Code)

+972-2-566-0001

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 18, 2017, Yifat Zommer, the Chief Financial Officer, Treasurer and Secretary of Oramed Pharmaceuticals Inc. (the “Company”), resigned from her positions with the Company per personal reasons, effective August 1, 2017. On July 19, 2017, the Company appointed Hilla Eisenberg to serve as Chief Financial Officer, Treasurer and Secretary, effective August 1, 2017.

Prior to her appointment, Ms. Eisenberg served as the Company’s Finance Manager from March 2016 until July 2017. Before joining the Company, from 2015 to March 2017, Ms. Eisenberg provided audit and further accounting services at a certified public accounting firm in Israel. From 2010 to 2015, Ms. Eisenberg served as a supervisor auditor at PricewaterhouseCoopers in Israel, including a short secondment to PricewaterhouseCoopers in New York. Ms. Eisenberg holds a bachelor's degree in accounting and economics from Tel-Aviv University and is a certified public accountant in Israel.

Ms. Eisenberg will be employed by the Company pursuant to an amended and restated employment agreement (the “Employment Agreement”) with the Company’s wholly-owned Israeli subsidiary, Oramed Ltd. (the “Subsidiary”). Pursuant to the Employment Agreement, Ms. Eisenberg’s monthly salary shall equal a gross monthly amount of NIS 34,000. As approved by the Compensation Committee of the Board of Directors of the Company, Ms. Eisenberg was also granted options to purchase 20,001 shares of the Company’s common stock at exercise prices of $8.57 per share (equal to the market price of the Company’s common stock on the grant date per share).

A copy of the Employment Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the employment terms of Ms. Eisenberg is a summary only and is qualified in its entirety by reference to Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

10.1	Amended and Restated Employment Agreement, dated July 20, 2017, between Oramed Ltd. and Hilla Eisenberg.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORAMED PHARMACEUTICALS INC.

By:	/s/ Nadav Kidron
Name: Title:	Nadav Kidron President and CEO

July 20, 2017

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